AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
     Allocator 2000, Regent 2000, Executive Select, Allocator 2000 Annuity,
                                Designer Annuity
                         Prospectuses Dated May 1, 2002
                         Supplement Dated March 3, 2006

In 2005, Calvert Variable Series, Inc. filed a prospectus and proxy statement with the Securities and Exchange Commission ("SEC") to merge the Calvert Social Money Market Portfolio into the Ameritas Money Market Portfolio. Shareholders approved the merger, which became effective at the close of business July 22, 2005. The AVLIC prospectuses listed above are amended by removing all references to the Calvert Social Money Market and replacing with the Ameritas Money Market Portfolio.

Please see the Fund's Ameritas Money Market Prospectus for more information about the Portfolio.

All other Policy provisions remain as stated in the Policy and prospectus.

         This Supplement should be retained with the current prospectus for your variable Policy issued by
                    Ameritas Variable Life Insurance Company.

                    If you do not have a current prospectus, please contact AVLIC at 1-800-745-1112.